UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

November 10, 2014

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

14100 NW 57th Court		33014
Miami Lakes, Florida		(Zip Code)
(Address of principal executive offices)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 10, 2014, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the presentation materials attached as Exhibit 99.1 hereto).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Press Release dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: November 10, 2014	By:	/s/ Prakash Patel
Prakash Patel,
Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 10, 2014.